Exhibit 99.1 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of McIntosh Bancshares, Inc. (Company) on Form 10-QSB (Report) for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof, we, William K. Malone, Chief Executive Officer and James P. Doyle, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, and:
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /S/ WILLIAM K. MALONE William K. Malone, Chairman and C.E.O. (Principal Executive Officer)

By: /S/ JAMES P. DOYLE James P. Doyle, Chief Financial Officer, Secretary, and Treasurer (Principal Accounting Officer)